Exhibit 32.1

Certification PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jernigan Capital, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dean Jernigan, the Chairman, President and Chief Executive Officer of the Company, and I, Gregory W. Ward, the Chief Financial Officer, Secretary and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2015	/s/ Dean jernigan
Dean Jernigan
Chairman, President and Chief Executive Officer

/s/ gregory w. ward
Gregory W. Ward
Chief Financial Officer, Secretary and Treasurer